UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 25, 2012

Susser Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33084 (Commission File Number)	01-0864257 (IRS Employer Identification No.)

4525 Ayers Street
Corpus Christi, Texas 78415
(Address of principal executive office) (Zip Code)

(361) 884-2463
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into Material Definitive Agreement.

On September 25, 2012, Susser Petroleum Partners LP (the “Partnership”), a subsidiary of Susser Holdings Corporation (“SHC”), completed its initial public offering (the “Offering”) of 10,925,000 common units representing limited partner interests (“Common Units”) at a price to the public of $20.50 per Common Unit ($19.2188 per Common Unit, net of underwriting discounts). The Offering was underwritten by a group of underwriters, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Wells Fargo Securities, LLC, UBS Securities LLC, RBC Capital Markets, LLC, Raymond James & Associates, Inc., BMO Capital Markets Corp., Robert W. Baird & Co. Incorporated and Janney Montgomery Scott LLC (the “Underwriters”).  The Partnership granted the Underwriters an option for a period of 30 days (the “Option”) to purchase up to an additional 1,425,000 Common Units (the “Option Units”) on the same terms and on September 21, 2012, the Underwriters exercised the Option in full.  The material terms of the Offering are described in the prospectus, dated September 19, 2012 (the “Prospectus”), filed by the Partnership with the Securities and Exchange Commission (the “Commission”) on September 21, 2012 pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered with the Commission pursuant to a Registration Statement on Form S-1, as amended (File No. 333-182276), initially filed by the Partnership on June 22, 2012.

Omnibus Agreement

On September 25, 2012, in connection with the closing of the Offering, SHC entered into an Omnibus Agreement (the “Omnibus Agreement”) by and among the Partnership, Susser Petroleum Partners GP LLC, the general partner of the Partnership (the “General Partner”) and SHC.

Pursuant to the Omnibus Agreement, among other things, the Partnership received a three-year option to purchase from SHC up to 75 of SHC’s new or recently constructed Stripes® convenience stores at SHC’s cost and lease the stores back to SHC at a specified rate for a 15-year initial term, and the Partnership will be the exclusive distributor of motor fuel to such stores for a period of ten years from the date of purchase. The Partnership also received a ten-year right to participate in acquisition opportunities with SHC, to the extent the Partnership and SHC are able to reach an agreement on terms, and the exclusive right to distribute motor fuel to certain of SHC’s newly constructed convenience stores and independently operated consignment locations.  In addition, the Partnership agreed to reimburse the General Partner and its affiliates for the costs incurred in managing and operating the Partnership.

The Omnibus Agreement also provides for certain indemnification obligations between SHC and the Partnership. The indemnification obligations pursuant to the Omnibus Agreement include the following:

•                  for a period of three years after the closing of the Offering, SHC must indemnify the Partnership for any costs or expenses, up to $15 million and subject to a $250,000 deductible, that the Partnership incurs for environmental liabilities and third-party claims that are based on environmental conditions in existence at the Partnership’s properties prior to the closing of the Offering. Other than with respect to liabilities resulting from SHC’s bad faith or willful misconduct, the Partnership must indemnify SHC for any costs or expenses it incurs in connection with environmental liabilities and third-party claims that are based on environmental conditions that arise at the Partnership’s properties following the closing of the Offering;

•                  until 60 days after the applicable statute of limitations, SHC must indemnify the Partnership for any costs or expenses that the Partnership incurs for federal, state and local income tax liabilities attributable to the ownership and operation of the businesses and subsidiaries being contributed to the Partnership for the period prior to the closing of the Offering, including (i) income tax liabilities that may result from the formation transactions and (ii) any income tax liabilities arising under Treasury Regulation Section 1.1502-6 and similar provisions of applicable state, local or foreign law or by contract, as successor or transferee or otherwise;

•                  for a period of three years after the closing of the Offering, SHC must indemnify the Partnership for any costs or expenses incurred for losses resulting from the failure of the Partnership’s predecessor to have permits or governmental approvals necessary for the Partnership to operate its business in substantially the same manner as the predecessor operated such business prior to the closing of the Offering; and

•                  for a period of three years after the closing of the Offering, SHC must indemnify the Partnership for any costs or expenses that it incurs for losses resulting from defects in title to the assets contributed or sold to the Partnership relating to the transactions that occurred in connection with the Offering and any failure to obtain, prior to the time they were contributed to the Partnership, certain consents and permits necessary to conduct the Partnership’s business.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Omnibus Agreement, which is filed as Exhibit 10.1 to this Form 8-K and incorporated in this Item 1.01 by reference.

Distribution Agreement

On September 25, 2012, in connection with the closing of the Offering, SHC, Stripes LLC, a wholly owned subsidiary of SHC (“Stripes”), Susser Petroleum Company LLC, a wholly owned subsidiary of SHC (“SPC”) and Susser Petroleum Operating Company LLC (“Susser Operating”) entered into a Distribution Agreement (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Partnership will be the exclusive distributor of motor fuel to SHC’s existing Stripes® convenience stores and independently operated consignment locations, and to all future sites purchased by the Partnership pursuant to the sale and leaseback option under the Omnibus Agreement, at cost, including tax and transportation costs, plus a fixed profit margin of three cents per gallon, for a period of ten years.  In addition, all future motor fuel volumes purchased by SHC for its own account will be added to the Distribution Agreement pursuant to the terms of the Omnibus Agreement.

The foregoing description is qualified in its entirety by reference to the full text of the Distribution Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Amendment to Susser Holdings, L.L.C. Credit Agreement

On September 25, 2012, in connection with the Offering, SHC entered into Release and Amendment No. 2 (the “Amendment”) to the Amended and Restated Credit Agreement dated May 7, 2010, among Susser Holdings, L.L.C. (“Susser Holdings”), as Borrower, SHC, as Parent Guarantor, the other guarantors parties thereto, the lenders parties thereto (the “Lenders”) and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Existing Credit Agreement”).

The Amendment, among other things, (a) reduces the Lenders’ aggregate commitments under the Existing Credit Agreement to $100,000,000; (b) releases (i) the Lenders’ security interest in the assets being contributed to the Partnership pursuant to the Contribution Agreement (as defined below) and (ii) each of T&C Wholesale LLC and Stripes No. 1009 LLC from its obligation to guarantee the repayment of amounts outstanding under the Existing Credit Agreement and provide security therefor; (c) permits SHC and the other guarantors under the Existing Credit Agreement to make future asset dispositions to the Partnership in exchange for cash, cash equivalents, assumed obligations or equity interests in the Partnership; and (d) amends the transactions with affiliates section of the Existing Credit Agreement to permit SHC and the Partnership to engage in various transactions, including, among others, those contemplated by the Omnibus Agreement, Contribution Agreement and Distribution Agreement.

The foregoing description is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

SHC Term Loan and Pledge Agreement

On September 25, 2012, in connection with the Offering, SHC entered into a Term Loan and Pledge Agreement between SHC, as Borrower, and Bank of America, N.A., as Lender (the “Term Loan Agreement”).

The Term Loan Agreement is a $12.5 million term loan facility, expiring September 25, 2015.   On September 25, 2012, in connection with the Offering, SHC borrowed $12.5 million under the term loan facility.  Borrowings under the term loan facility will bear interest at (i) a base rate (a rate based off of the higher of (a) the Federal Funds

Rate plus 0.5%, (b) Bank of America’s prime rate or (c) LIBOR plus 1.00%) or (ii) LIBOR, plus, in the case of base rate loans, 1.25%, or in the case of LIBOR rate loans, 2.25%.

The term loan facility will be secured at all times by a lien on, and security interest in, the equity interests of Stripes No. 1009 LLC, a wholly-owned subsidiary of SHC (“Stripes No. 1009”).  The term loan facility requires SHC to, among other things (i) deliver certain financial statements, certificates and notices to Bank of America at the times specified in the Term Loan Agreement and (ii) maintain the security interest in the equity interests of Stripes No. 1009.  In addition, repayment of the term loan facility is guaranteed by Stripes No. 1009, and pursuant to the terms of such guaranty, Stripes No. 1009 is not permitted to dispose of its subordinated units representing limited partner interests in the Partnership or grant any liens on such units.

The foregoing description is qualified in its entirety by reference to the full text of the Term Loan Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Guaranty of Partnership Term Loan and Revolving Credit Facility

On September 25, 2012, in connection with the Offering, SHC entered into a Guaranty of Collection (the “Guaranty”) in favor of (i) Bank of America, N.A., as lender under that certain Term Loan and Security Agreement between the Partnership and Bank of America, N.A. (the “Partnership Term Loan Facility”), and (ii) Bank of America, N.A., as administrative agent, for the benefit of the lenders under that certain Credit Agreement among the Partnership, the lenders from time to time party thereto and Bank of America, N.A. (the “Partnership Revolving Credit Facility” and together with the Partnership Term Loan Facility, the “Partnership Facilities”).

Pursuant to the Guaranty, SHC guarantees the collection of (i) the principal amount outstanding under the Partnership Term Loan Facility and (ii) the Revolving Credit Obligations (as defined in the Guaranty).  SHC’s obligation under the Guaranty is limited to an aggregate cap which is equal to the original principal amount advanced to the Partnership under the Partnership Term Loan Facility.  SHC is not required to make payments under the Guaranty unless and until (a) the Partnership has failed to make a payment on a Partnership Facility, (b) the obligations under such Partnership Facility have been accelerated, (c) all remedies of the applicable lenders to collect the unpaid amounts due under such Partnership Facility, whether at law or equity, have been exhausted and (d) the applicable lenders have failed to collect the full amount owing on such Partnership Facility.

The foregoing description is qualified in its entirety by reference to the full text of the Guaranty, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Contribution Agreement

The description of the Contribution Agreement provided below under Item 2.01 is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Relationships

Each of the General Partner, SPC, Stripes, Susser Holdings and Stripes No. 1009 is a direct or indirect wholly owned subsidiary of SHC.  As a result, certain individuals, including officers and directors of SHC and the General Partner, serve as officers and/or directors of more than one of such other entities.

Certain of the Underwriters and their affiliates in the Offering are lenders under the Partnership Facilities and under SHC’s Existing Credit Facility and Term Loan Agreement. In addition, some of the lenders under such facilities and their affiliates are have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with SHC and its subsidiaries or the Partnership or its subsidiaries.

As more fully described in the section “Certain Relationships and Related Transactions” of the Prospectus, which is incorporated herein by reference, SHC owns and controls the General Partner and owns through its wholly owned subsidiaries an aggregate of 14,436 Common Units and all of the subordinated units representing limited partner interests in the Partnership (“Subordinated Units”). In addition, the General Partner owns a 0.0% non-economic general partner interest in the Partnership.

Item 2.01                   Completion of Acquisition or Disposition of Assets.

Contribution Agreement

On September 25, 2012, in connection with the closing of the Offering, the following transactions, among others, occurred pursuant to the Contribution Agreement by and among the Partnership, the General Partner, SHC, Stripes, Susser Holdings and SPC (the “Contribution Agreement”):

•                  SPC agreed to convey and contribute to Susser Operating all of SPC’s right, title and interest in and to all of the membership interests in T&C Wholesale, LLC (“T&C Wholesale”);

•                  Susser Holdings and its restricted subsidiaries agreed to sell, convey, assign, transfer, contribute and deliver to Susser Operating: (i) all of SPC’s right, title, duties, obligations and interests as tenant under the certain leases and subleases, and other agreements ancillary thereto, together with all modifications, addenda and amendments thereto; (ii) all of SPC’s right, title, duties, obligations and interests as landlord under the certain leases and subleases, and other agreements ancillary thereto, together with all modifications, addenda and amendments thereto; (iii) all of SPC’s right, title, duties, obligations and interests under certain vendor agreements, related to, among other things, certain merchandise purchasing and promotional programs arranged with dealers and vendors, and other agreements ancillary thereto; (iv) all of SPC’s right, title, duties, obligations and interests under certain marketer, distributor and supply agreements, pursuant to which, among other things, SPC purchases motor fuel from oil companies and refiners, and other agreements ancillary thereto; (v) all of SPC’s right, title, duties, obligations and interests under certain fuel supply and management fee agreements, pursuant to which, among other things, SPC distributes motor fuel to convenience stores and other retail fuel outlets, and other agreements ancillary thereto; (vi) all of SHC’s or its subsidiaries’ right, title and interests in certain real property owned in fee and located in Texas, together with all benefits, privileges, easements, tenements, hereditaments thereon or appertaining thereto, and any and all right, title and interest in and to adjacent roads and rights-of-way; and (vii) all of SHC’s or its subsidiaries’ right, title and interests in and to certain personal property; and

•                  SPC agreed to convey and contribute to the Partnership all of SPC’s right, title and interest in and to all of the membership interests in Susser Operating in exchange for the conveyance and distribution by the Partnership to SHC or its subsidiaries of: (i) 14,436 Common Units representing a 0.07% limited partner interest in the Partnership, all of which the Partnership agreed to convey to Stripes; (ii) 10,939,436 Subordinated Units representing a 50.0% limited partner interest in the Partnership, of which the Partnership agreed to convey 5,469,718 Subordinated Units to Stripes No. 1009 and 5,469,718 Subordinated Units to Stripes; (iii) all of the incentive distribution rights of the Partnership (the “Incentive Distribution Rights”); (iv) cash and (v) the right for SHC to receive either (a) the Option Units, (b) a cash distribution of the proceeds if the Underwriters exercise the Option, or (c) a combination of both (a) and (b).

The foregoing description is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated in this Item 2.01 by reference.

Relationships

The description of the relationships among the Partnership, the General Partner, SHC, Stripes, Susser Holdings and SPC provided above under Item 1.01 is incorporated in this Item 2.01 by reference.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Term Loan Agreement and Guaranty provided above under Item 1.01 is incorporated in this Item 2.03 by reference.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

10.1	Omnibus Agreement by and among Susser Petroleum Partners LP, Susser Petroleum Partners GP LLC and Susser Holdings Corporation, dated September 25, 2012.

10.2	Fuel Distribution Agreement by and among Susser Petroleum Operating Company LLC, Susser Holdings Corporation, Stripes LLC and Susser Petroleum Company LLC, dated September 25, 2012.

10.3

Release and Amendment No. 2, dated September 25, 2012, to the Amended and Restated Credit Agreement dated May 7, 2010, among Susser Holdings, L.L.C. as Borrower, Susser Holdings Corporation, as Parent Guarantor, the other guarantors parties thereto, the lenders parties thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

10.4	Term Loan and Pledge Agreement, dated September 25, 2012, between Susser Holdings Corporation, as Borrower, and Bank of America, N.A., as Lender.

10.5

Guaranty of Collection, dated September 25, 2012, by Susser Holdings Corporation in favor of (i) Bank of America, N.A., as lender under that certain Term Loan and Security Agreement , dated as of September 25, 2012, between Susser Petroleum Partners LP and Bank of America, N.A., and (ii) Bank of America, N.A., as administrative agent, for the benefit of the lenders under that certain Credit Agreement, dated as of September 25, 2012, among the Susser Petroleum Partners LP, the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent.

10.6

Contribution Agreement by and among Susser Petroleum Partners LP, Susser Petroleum Partners GP LLC, Susser Holdings Corporation, Susser Holdings, L.L.C., Stripes LLC and Susser Petroleum Company LLC, dated September 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Susser Petroleum Partners LP

	By:	Susser Petroleum Partners GP LLC,
its general partner

Dated: September 28, 2012
	By:	/s/ Mary E. Sullivan
		Name:	Mary E. Sullivan
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

10.1	Omnibus Agreement by and among Susser Petroleum Partners LP, Susser Petroleum Partners GP LLC and Susser Holdings Corporation, dated September 25, 2012.

10.2	Fuel Distribution Agreement by and among Susser Petroleum Operating Company LLC, Susser Holdings Corporation, Stripes LLC and Susser Petroleum Company LLC, dated September 25, 2012.

10.3

Release and Amendment No. 2, dated September 25, 2012, to the Amended and Restated Credit Agreement dated May 7, 2010, among Susser Holdings, L.L.C. as Borrower, Susser Holdings Corporation, as Parent Guarantor, the other guarantors parties thereto, the lenders parties thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

10.4	Term Loan and Pledge Agreement, dated September 25, 2012, between Susser Holdings Corporation, as Borrower, and Bank of America, N.A., as Lender.

10.5

Guaranty of Collection, dated September 25, 2012, by Susser Holdings Corporation in favor of (i) Bank of America, N.A., as lender under that certain Term Loan and Security Agreement , dated as of September 25, 2012, between Susser Petroleum Partners LP and Bank of America, N.A., and (ii) Bank of America, N.A., as administrative agent, for the benefit of the lenders under that certain Credit Agreement, dated as of September 25, 2012, among the Susser Petroleum Partners LP, the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent.

10.6

Contribution Agreement by and among Susser Petroleum Partners LP, Susser Petroleum Partners GP LLC, Susser Holdings Corporation, Susser Holdings, L.L.C., Stripes LLC and Susser Petroleum Company LLC, dated September 25, 2012.